Exhibit 10.5

PREPARED BY AND UPON RECORDATION RETURN TO:
KEYBANK NATIONAL ASSOCIATION
11501 Outlook, Suite 300
Overland Park, Kansas 66211
Attention: Closing Department/Manager
Loan No. 10171391
THIS DOCUMENT SERVES AS A FIXTURE FILING UNDER THE GEORGIA UNIFORM COMMERCIAL CODE PURSUANT TO O.C.G.A. § 11-9-502. LENDER DESIRES THIS FIXTURE FILING TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE DESCRIBED HEREIN.
DCII-250 WILLIAMS STREET NW, LLC, as grantor
(Borrower)
to
KEYBANK NATIONAL ASSOCIATION, as grantee
(Lender)
______________________________________________________________
FEE AND LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING
______________________________________________________________
Dated:     As of June 15, 2017

Location:	250 Williams Street, Atlanta, Georgia
County:    Fulton
Note to Clerk of the Superior Court: This instrument secures a loan in the original principal amount of $116,200,000.00, with a scheduled maturity date of July1, 2027.

FEE AND LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING
THIS FEE AND LEASEHOLD DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Security Instrument”) is made as of June 15, 2017, by DCII-250 WILLIAMS STREET NW, LLC, a Delaware limited liability company, having its principal place of business at 4890 W. Kennedy Boulevard, Suite 650, Tampa, Florida 33609, as grantor (“Borrower”) to KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 11501 Outlook, Suite 300, Overland Park, Kansas 66211, as grantee (together with its successors and assigns, “Lender”).
W I T N E S S E T H:
WHEREAS, this Security Instrument is given to secure a loan (the “Loan”) in the principal sum of One Hundred Sixteen Million Two Hundred Thousand and No/100 Dollars ($116,200,000.00) advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain Promissory Note, dated the date hereof, made by Borrower in favor of Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”);
WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents (as herein defined); and
WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument and all other documents evidencing or securing the Debt (including all additional mortgages, deeds to secure debt and assignments of leases and rents) or executed or delivered in connection therewith, are hereinafter referred to collectively as the “Loan Documents”).
NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument:
ARTICLE I - GRANTS OF SECURITY
Section 1.1    Property Conveyed. Borrower does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender and its successors and assigns the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a)    Land. The real property described as Parcel One in Exhibit A attached hereto and made a part hereof (the “Fee Land”), together with the easements and other rights described as Parcel Three in Exhibit A, together with all of Borrower’s estate, right, title and interest in, to and under the Ground Lease (hereinafter defined) and the leasehold estate of Borrower (the “Leasehold Estate”) in and to the real property described as Parcel Two in Exhibit A (the “Leased Land,” and together with the Fee Land, the “Land”), including, but not limited to (A) extension, renewal, modification and option rights, and all of the estate and right of Borrower of, in, and to the Land under and by virtue of the Ground Lease, (B) all credits to and deposits of Borrower under the Ground Lease and all other options, privileges and rights granted and demised to Borrower under the Ground Lease and (C) all right or privilege of Borrower to terminate, cancel, surrender or merge the Ground Lease. The term “Ground Lease” shall mean, collectively, that certain Lease Agreement dated September 5, 1968, between MRS. RUTH S. BARRETT, an individual (“Barrett”), as lessor, SUNSHINE PARKING, INC., a Tennessee corporation (“Sunshine”), as lessee, and KELLETT & CO. REAL ESTATE, C. G. AYCOCK REALTY CO., and WEYMAN & CO., as agent; as memorialized by that certain Memorandum of Lease dated September 5, 1968, and recorded September 9, 1968, in Book 4953, Page 322, of the official records of Fulton County, Georgia (the “Official Records”); as assigned by that certain Assignment and Assumption of Leases from UNITED PARKING, INC., a Georgia corporation (“United”), as assignor, to CAPITAL CENTRAL CORPORATION, a Georgia corporation (“CCC”), as assignee, dated October 1, 1984, and recorded December 6, 1984, in Book 9284, Page 312 of the Official Records; as assigned by that certain Assignment and Assumption of Leases from CCC, as assignor, to Central Acquisition Associates, Ltd., a Georgia limited partnership (“Central”), as assignee, dated December 20, 1984, and recorded December 21, 1984, in Book 9311, Page 281 of the Official Records; as assigned by that certain Assignment and Assumption of Leases from Central, as assignor, to INFORUM, LTD., a Georgia limited partnership (“Inforum Ltd”), as assignee, dated May 28, 1985, and recorded July 30, 1985, in Book 9633, Page 391 of the Official Records; as amended by that certain First Amendment to Lease Agreement dated June 1, 1986, between Barrett and Inforum Ltd; as assigned by that certain Transfer and Assignment of Lease from Inforum Ltd, as assignor, to INFORUM ASSOCIATES, a Georgia general partnership (“Inforum Associates”), in the form of a joint venture composed of Inforum and The Equitable Life Assurance Society of the United States, a New York corporation (“ELA”), as assignee, dated October 20, 1987, and recorded October 21, 1987, in Book 11131, Page 245 of the Official Records; as assigned by that certain Quit-Claim Deed from Inforum Associates, as grantor, to ELA, as grantee, dated December 30, 1994, and recorded December 30, 1994, in Book 19169, Page 220 of the Official Records; as assigned by that certain Assignment of Lease from TRUST COMPANY BANK as executor of the estate of Barrett, deceased, as assignor, to JAMES AROGETI, an individual (“James”), as assignee, dated September 30, 1988, and recorded October 4, 1988, in Book 11937, Page 217 of the Official Records; as partially assigned by that certain Assignment of Lease from JA, as assignor, to JEANETTE AROGETI, an individual (“Jeanette”), as assignee, dated September 30, 1988, and recorded December 12, 1988, in Book 12111, Page 141 of the Official Records; as assigned by that certain Quit-Claim Deed from James and Jeanette, as grantor, to A & A ASSOCIATES, a Georgia limited partnership (“A&A”), as grantee, dated December 31, 1991, and recorded April 6, 1992, in Book 15193, Page 348 of the Official Records; as assigned by that certain Assignment of Lease from A&A, as assignor, to ROBERT J. AROGETI, an individual, JOEL S. AROGETI, an individual, JANE A. DURHAM, an individual, and BARBARA AROGETI, an individual, as Trustees of the

ARGO CHARITABLE LEAD TRUST (“Argo”), as assignee, dated April 1, 1995, and recorded May 30, 1995, in Book 19611, Page 133 of the Official Records; ground lessor’s interest being held by RJJ&B ASSOCIATES, LLLP, a Georgia limited liability limited partnership (“RJJ&B”) pursuant to that certain Transfer and Assignment dated January 1, 1999, record notice of which is provided by the Affidavit of Title recorded in the Official Records as of the date hereof; as assigned by that certain Agreement of Assignment and Assumption of Ground Lease from ELA, as assignor, to COUSINS PROPERTIES INCORPORATED, a Georgia corporation (“Cousins”), as assignee, dated June 30, 1999, and recorded June 30, 1999, in Book 26975, Page 085 of the Official Records, and by that certain Quitclaim Deed from ELA, as grantor, to Cousins, as grantee, dated June 30, 1999, and recorded June 30, 1999, in Book 26975, Page 093 of the Official Records; as amended by that certain Agreement of Ground Lessor between Argo, as lessor, JPMORGAN CHASE BANK, N.A., a United States banking association, as lender, and Cousins, as lessee, dated August 31, 2007, and recorded September 4, 2007, in Book 45629, Page 89 of the Official Records; and as assigned by that certain Agreement of Assignment and Assumption of Ground Lease from Cousins, as assignor, to 250 WILLIAMS STREET LLC, a Georgia limited liability company, as assignee, dated August 31, 2007, and recorded September 4, 2007, in Book 45629, Page 154 of the Official Records.
(b)    Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, be expressly made subject to the lien of this Security Instrument;
(c)    Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);
(d)    Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;
(e)    Equipment. All “goods” and “equipment,” as such terms are defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the

“Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;
(f)    Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;
(g)    Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;
(h)    Leases and Rents. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits and other benefits, royalties (including all oil and gas or other mineral royalties and bonuses), licenses, income, receipts, charges, accounts receivable, payments (including payments pursuant to the exercise of any purchase option by any tenant under any Lease) and fees (including those in connection with or relating to the rejection, buy-out, termination, surrender or cancellation of any Lease) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;
(i)    Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;
(j)    Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;
(k)    Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;
(l)    Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including proceeds of insurance and condemnation awards, into cash or liquidation claims;
(m)    Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;
(n)    Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting or pertaining to any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;
(o)    Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(p)    Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including the Clearing Account and the Cash Management Account, together with all deposits or wire transfers made to such accounts, all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;
(q)    Letter of Credit. All letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1;
(r)    Tort Claims. All commercial tort claims Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1; and
(s)    Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (r) above.
AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Borrower expressly grants to Lender as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and conveyed hereby.
Section 1.2    Assignment of Rents. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Cash Management Agreement, the Assignment of Leases and Rents and Section 7.1(h) of this Security Instrument, Lender grants to Borrower a license revocable upon the occurrence of an Event of Default to collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.
Section 1.3    Security Agreement. This Security Instrument is made pursuant to O.C.G.A. § 44-14-60 et seq., and amendatory acts thereof as a conveyance to secure debt and shall also be considered a security agreement under the Uniform Commercial Code. This Security Instrument is both a deed to secure debt and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property and other property constituting the Property, whether now owned or hereafter acquired, to the full extent that the Fixtures, the Equipment and the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Borrower’s (debtor’s) principal place of business is as set forth on page one hereof and the address of Lender (secured party) is as set forth on page one hereof.
Borrower shall promptly notify Lender of the existence of any commercial tort claim now or hereafter existing for the benefit of Borrower or the Property, and shall execute, acknowledge and deliver a security agreement or other documentation as Lender shall from time to time require to acquire and perfect a valid and binding security interest in such commercial tort claim.
This instrument is a deed conveying title to the Property, is not a mortgage creating a lien only, is made under the provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and is intended to constitute a security agreement under the Uniform Commercial Code. All references in this instrument to the lien hereof shall be deemed to refer to the security title hereby conveyed and all security interests and liens created hereby.
Section 1.4    Fixture Filing. From the date of its recording, this Security Instrument shall be effective as a “fixture filing” for the purposes of O.C.G.A. § 11-9-502 with respect to all of the Property which is or is to become fixtures (within the meaning of the Uniform Commercial Code). The addresses of Borrower (Debtor) and Lender (Secured Party) are set forth below. This Security Instrument is to be filed for recording with the Clerk of Superior Court of any county or counties where the Land (including such fixtures) is located. For this purpose, the following information is set forth:

Name and Address of Debtor:
DCII-250 WILLIAMS STREET NW, LLC
a Delaware limited liability company
4890 W. Kennedy Boulevard, Suite 650
Tampa, Florida 33609

Name and Address of Secured Party:
KeyBank National Association
11501 Outlook, Suite 300
Overland Park, Kansas 66211
This Security Instrument covers any portion of the Property that now is or later may become a fixture attached to the Land.
Debtor is the record owner of the Property.
Section 1.5    Pledges of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including any sums deposited in the Clearing Account, the Cash Management Account, the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument or the Loan Agreement.
Section 1.6    Common Law Pledge/Assignment. To the extent that the Uniform Commercial Code does not apply to any item of the Personal Property, it is the intention of this Security Instrument that Lender have a common law pledge and/or collateral assignment of such item of Personal Property.
CONDITIONS TO GRANT
TO HAVE AND TO HOLD the above granted and described Property in fee simple unto and to the use and benefit of Lender, and its successors and assigns, forever;
PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.
ARTICLE II - DEBT AND OBLIGATIONS SECURED
Section 2.1    Debt. This Security Instrument and the grants, assignments and transfers made in Article I are given for the purpose of securing the Debt.

Section 2.2    Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article I are also given for the purpose of securing the following (the “Other Obligations”):
(a)    the performance of all other obligations of Borrower contained herein;
(b)    the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and
(c)    the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.
Section 2.3    Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”
ARTICLE III - BORROWER COVENANTS
Borrower covenants and agrees that:
Section 3.1    Payment of Debt. Borrower shall pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.
Section 3.2    Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.
Section 3.3    Insurance. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.
Section 3.4    Maintenance of Property. Borrower shall cause the Property to be maintained in accordance with the provisions of the Loan Agreement.
Section 3.5    Waste. Borrower shall not commit or suffer any waste of the Property (“waste” meaning the diminution in the Property’s value resulting from Borrower’s negligent or willful failure to manage, maintain, repair and otherwise operate the Property in a commercially reasonable manner) or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Borrower shall not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

Section 3.6    Payment for Labor and Materials. (a) Borrower shall promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.
(b)    After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, Security Instrument or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon, (vii) Borrower shall have furnished to Lender all other items reasonably requested by Lender, including title insurance coverage or bonding over such lien, and (viii) Lender shall have determined that Borrower is likely to prevail in such contest
Section 3.7    Performance of Other Agreements. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.
Section 3.8    Change of Name, Identity or Structure. Borrower shall not change Borrower’s name, identity (including its trade name or names) or, if not an individual, Borrower’s corporate, partnership or other structure, without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and without first obtaining the prior written consent of Lender. Borrower hereby authorizes Lender to file, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.
Section 3.9    Title. Borrower has good, marketable and insurable fee simple title to the Fee Land, a good, marketable and insurable leasehold estate in and to the Leased Land, and good title to the balance of the Property, free and clear of all Liens (as defined in the Loan Agreement)

whatsoever except the Permitted Encumbrances (as defined in the Loan Agreement), such other Liens as may be expressly permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property or Borrower’s ability to repay the Loan. This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Property which are past due and are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents unless such claims for payments are being contested in accordance with the terms and conditions of this Security Instrument.
Section 3.10    Letter of Credit Rights. If Borrower is at any time a beneficiary under a letter of credit relating to the properties, rights, titles and interests referenced in Section 1.1 of this Security Instrument now or hereafter issued in favor of Borrower, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit or (ii) arrange for Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case that the proceeds of any drawing under the letter of credit are to be applied as provided in Section 7.2 of this Security Instrument.
Section 3.11    Ground Lease. Borrower covenants and agrees to satisfy and fulfill the covenants, conditions and requirements applicable to the Ground Lease as set forth in the Loan Agreement. Without limiting the forgoing, Borrower shall (a) pay all rents, additional rents and other sums required to be paid by Borrower under and pursuant to the provisions of the Ground Lease as and when such rent or other charge is payable, (b) perform and observe all of the terms, covenants and conditions of the Ground Lease to be performed and observed by it thereunder prior to the expiration of any applicable grace period therein provided, (c) promptly notify (and promptly thereafter deliver to Lender a true copy thereof) of any notice by the Ground Lessor to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Ground Lease to be performed or observed by it thereunder, and (d) not, without the prior consent of Lender, (i) surrender the leasehold estate created by the Ground Lease, (ii) terminate or cancel the Ground Lease, or (iii) modify, change, supplement, alter or amend the Ground Lease in any respect, either orally or in writing. Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument and the Loan Agreement, all of the rights, privileges and prerogatives of Borrower, which rights, privileges and prerogatives may be exercised by Lender upon and during the continuation of an Event of Default, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of a leasehold estate created or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender shall be void and of no force and effect. If Borrower shall default in the performance or observance of any term, covenant or condition of the Ground Lease to be performed or observed by it thereunder, and such default shall remain uncured after the expiration of any applicable cure or grace period, then, without limiting the generality of the other provisions of this Security Instrument and the Loan Agreement, and without waiving or releasing Borrower from any of its obligations hereunder or thereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease to be performed or observed by Borrower or to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Ground Lease shall be kept unimpaired and free from default. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of the Ground Lessor and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time after such default by Borrower, which remains uncured after the expiration of any applicable cure or grace period, for the purpose of taking any such action. Lender may pay and expend such sums of money as Lender deems reasonably necessary for any such purpose and upon so doing shall be subrogated to any and all rights of the Ground Lessor. Borrower hereby agrees to pay to Lender immediately upon demand therefor, all such sums so paid and expended by Lender, together with interest thereon from the day of such demand at the Default Rate. All sums so paid and expended by Lender and the interest thereon shall be secured by this Mortgage. If Ground Lessor shall deliver to Lender a copy of any notice of default sent by Ground Lessor to Borrower under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. Borrower will not subordinate or consent to the subordination of the Ground Lease to any mortgage, security deed, lease or other interest on or in the Ground Lessor’s interest in all or any part of the Property, unless, in each such case, the written consent of Lender shall have been first had and obtained.
Section 3.12    No Merger of Fee and Leasehold Estates. So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to any of the Property and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Lender or in any other person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Property, including, but not limited to, the leasehold estate created by the Ground Lease, with or without consideration, at Lender’s election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan Documents and any such release shall not affect Lender’s rights in connection with the portion of the Property not so released.
Section 3.13    Rejection of the Ground Lease. Notice is hereby given that Borrower’s rights with respect to the handling and treatment of the Ground Lease pursuant to the Bankruptcy Code, or any other law affecting creditor’s rights, including its rejection, disaffirmance or termination have been limited and assigned pursuant to Section 5.1.24(n) of the Loan Agreement.

Section 3.14    Notice of Ground Lease Estoppel. Notice is hereby given that Ground Lessor and Lender have executed an estoppel with respect to the Ground Lease which sets forth certain rights and obligations of Ground Lessor and Lender with respect thereto, and which modifies certain provisions of the Ground Lease as it related to Lender.
ARTICLE IV - OBLIGATIONS AND RELIANCES
Section 4.1    Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.
Section 4.2    No Reliance on Lender. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.
Section 4.3    No Lender Obligations. (a) Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.
(b)    By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.
Section 4.4    Reliance. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.
ARTICLE V - FURTHER ASSURANCES
Section 5.1    Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, shall cause this

Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower shall pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any other security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.
Section 5.2    Further Acts, Etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. The Borrower hereby irrevocably authorizes the Lender, its counsel or its representative, at any time and from time to time, to file financing statements and amendments as the Lender may deem necessary, including financing statements and amendments that describe the collateral covered by such financing statements as “all assets of Borrower” or “all personal property of Borrower” or words of similar effect, in order to perfect the security title and interests granted by Borrower under this Security Instrument. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2.
Section 5.3    Changes in Tax, Debt, Credit and Documentary Stamp Laws. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower shall pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.
(b)    Borrower shall not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.
(c)    If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower shall pay for the same, with interest and penalties thereon, if any.
Section 5.4    Severing of Security Instrument. The provisions of Section 8.2(c) of the Loan Agreement are hereby incorporated by reference herein.
Section 5.5    Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower shall issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.
ARTICLE VI - DUE ON SALE/ENCUMBRANCE
Section 6.1    Lender Reliance. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.
Section 6.2    No Sale/Encumbrance. Neither Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred other than as expressly permitted pursuant to the terms of the Loan Agreement.
ARTICLE VII - RIGHTS AND REMEDIES UPON DEFAULT
Section 7.1    Remedies. Upon the occurrence and during the continuance of any Event of Default (as defined in the Loan Agreement), Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a)    declare the entire unpaid Debt to be immediately due and payable;
(b)    institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner. In addition to and not in limitation of the foregoing, Lender may sell the Property, or any part thereof or any interest therein separately, at Lender’s discretion, with or without taking possession thereof, at public sale before the courthouse door of the county in which the Property, or a part thereof, is located, to the highest bidder for cash, after first giving notice of the time, place and terms of such sale by advertisement published once a week for four weeks (without regard for the number of days) in a newspaper in which advertisements of sheriff’s sales are published in such county. The advertisement so published shall be notice to Borrower, and Borrower hereby waives all other notices. Lender may bid and purchase at any such sale, and Lender may execute and deliver to the purchaser or purchasers at any such sale a sufficient conveyance of the Property, or the part thereof or interest therein sold. Lender’s conveyance may contain recitals as to the occurrence of any Event of Default under this Security Instrument, which recitals shall be presumptive evidence that all preliminary acts prerequisite to such sale and conveyance were in all things duly complied with. The recitals made by Lender shall be binding and conclusive upon Borrower, and the sale and conveyance made by Lender shall divest Borrower of all right, title, interest and equity that Borrower may have had in, to and under the Property, or the part thereof or interest therein sold, and shall vest the same in the purchaser or purchasers at such sale. Lender may hold one or more sales hereunder until the Debt has been satisfied in full. Borrower hereby constitutes and appoints Lender as Borrower’s agent and attorney-in-fact to make such sale, to execute and deliver such conveyance and to make such recitals, and Borrower hereby ratifies and confirms all of the acts and doings of Lender as Borrower’s agent and attorney-in-fact hereunder. Lender’s agency and power as attorney-in-fact hereunder are coupled with an interest, cannot be revoked by insolvency, incompetence, death or otherwise, and shall not be exhausted until the Debt has been satisfied in full. The proceeds of each sale by Lender hereunder shall be applied first to the costs and expenses of the sale and of all proceedings in connection therewith, including attorney’s fees if applicable, then to the payment of the Debt, and the remainder, if any, shall be paid to Borrower. If the proceeds of any sale are not sufficient to pay the Debt in full, Lender shall determine, at Lender’s option and in Lender’s discretion, the portions of the Debt to which the proceeds (after deducting therefrom the costs and expenses of the sale and all proceedings in connection therewith) shall be applied and in what order the proceeds shall be so applied. Borrower covenants and agrees that, in the event of any sale pursuant to the agency and power herein granted, Borrower shall be and become a tenant holding over and shall deliver possession of the Property, or the part thereof or interest therein sold, to the purchaser or purchasers at the sale or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over. Upon any such sale or sales, Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Debt the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums that Lender is authorized to charge to Borrower under the terms of the Note, this Security Instrument, or any other Loan Document to the extent necessary to satisfy such bid. Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or such postponed or adjourned sale without further notice. The power of sale hereunder or with respect hereto shall not be exhausted by any sale as to any part or parcel of the Property which is not sold, unless and until the Debt shall have been paid in full, and shall not be exhausted or impaired by any sale which is not completed or is defective. A sale may be as a whole or in part or parcels and Borrower hereby waives its right to direct the order in which the Property or any part or parcel thereof is sold;
(c)    with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;
(d)    sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;
(e)    institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;
(f)    recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;
(g)    apply for and obtain the appointment, on an ex parte basis“, and Borrower does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Lender, and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor, indemnitor or of any Person liable for the payment of the Debt, of a receiver, trustee, liquidator or conservator of the Property to do all of the actions set forth in subparagraph (h) below and to, with the consent of Lender, dispose (by lease, sale or otherwise) of some or all of the Property in the course of the proceeding in which such receiver, trustee, liquidator or conservator is appointed;
(h)    the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;
(i)    exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including: (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;
(j)    apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; and (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including advances made by Lender pursuant to the terms of this Security Instrument;
(k)    surrender the Policies maintained pursuant to the Loan Agreement, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;
(l)     prohibit Borrower and anyone claiming for or through Borrower from making use of or withdrawing any sums from any lockbox, escrow or similar account;
(m)    pursue such other remedies as Lender may have under applicable law; or
(n)    apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions in accordance with the terms of the Loan Agreement.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.
Section 7.2    Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.
Section 7.3    Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default, or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.
Section 7.4    Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.
Section 7.5    Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.
Section 7.6    Examination of Books and Records. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located. This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.
Section 7.7    Other Rights, etc. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any guarantor or any indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.
(b)    It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.
(c)    Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.
Section 7.8    Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.
Section 7.9    Violation of Laws. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including monetary reserves or financial equivalents.

Section 7.10    Recourse and Choice of Remedies. Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including Section 9.3 of the Loan Agreement, to the fullest extent permitted by applicable law, Lender and other Indemnified Parties are entitled to enforce the obligations of Borrower contained in Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower. The provisions of Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and Borrower is fully and personally liable for the obligations pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement. The liability of Borrower pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article IX herein.
Section 7.11    Right of Entry. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.
Section 7.12    Rights Pertaining To Sales. The following provisions shall, to the extent permitted by law, apply to any sale or sales of all or any portion of the Property under or by virtue of this Security Instrument, whether under any power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:
(a)    The power of sale shall not be exhausted by any one or more of such sales as to any part of the Property that has not been sold or by any sale that is not completed or is defective until the Debt has been paid in full.
(b)    Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale, and such sale may be completed at the time and place so announced without further notice.
(c)    Lender is hereby appointed the true and lawful attorney-in-fact of Borrower, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Borrower’s name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold, and for that purpose Lender may execute all necessary instruments to accomplish the same, and may substitute one or more persons with like power, and Borrower hereby ratifies and confirms all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Borrower, if requested by Lender, shall ratify and confirm any such sale or sales by executing and delivering to Lender or such purchaser or purchasers, as applicable, all such instruments as may be advisable, in Lender’s judgment, for the purposes designated in such request.
(d)    Any and all statements of fact or other recitals made in any of the instruments referred to in Section 7.12(c) given by Lender concerning nonpayment of the Debt, occurrence of any Event of Default, any declaration by Lender that all or any of the Debt is due and payable, any request to sell, any representation that notice of time, place and terms of sale and property or rights to be sold was duly given, or that any other act or thing was duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited.
(e)    Intentionally deleted.
(f)    Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and any and all persons claiming or who may claim the same, or any part thereof, by, through or under Borrower to the fullest extent permitted by applicable law.
(g)    Upon any such sale or sales, Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Debt the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums that Lender is authorized to charge to Borrower under the terms of the Note, this Security Instrument, or any other Loan Document to the extent necessary to satisfy such bid.
(h)    If Borrower, or any person claiming by, through or under Borrower, shall transfer or refuse or fail to surrender possession of the Property after any sale thereof, then Borrower or such person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of unlawful detainer proceedings or other appropriate proceedings, and to any other right or remedy available hereunder or under applicable law.
(i)    Lender may pursue its rights and remedies against any guarantor or other party liable for any of the obligations in such a suit for foreclosure or by separate suit, whether or not the trustee is also pursuing a sale under the terms hereof.
ARTICLE VIII - PREPAYMENT
Section 8.1    Prepayment. The Debt may not be prepaid in whole or in part except in accordance with the express terms and conditions of the Loan Agreement and the Note.
ARTICLE IX - INDEMNIFICATION
Section 9.1    General Indemnification. Borrower shall, at its sole cost and expense, protect (with legal counsel reasonably acceptable to Lender), defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including reasonable attorneys’ fees and other costs of defense) (collectively, the “Losses”) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument, the Loan Agreement, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or any indemnitor Person and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument, the Note, the Loan Agreement or any of the other Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 9; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) any and all claims (including lender liability claims) or demands by Borrower or any third parties, including any guarantor or indemnitor; (m) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (n) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document. Any amounts payable to Lender by reason of the application of this Section 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.
Section 9.2    Mortgage and/or Intangible Tax. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes. Borrower hereby agrees that, in the event that it is determined that any documentary stamp taxes or intangible personal property taxes are due hereon or on any mortgage or promissory note executed in connection herewith (including the Note), Borrower shall indemnify and hold harmless the Indemnified Parties for all such documentary stamp and/or intangible taxes, including all penalties and interest assessed or charged in connection therewith.
Section 9.3    ERISA Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender’s discretion) that Lender may incur, directly or indirectly, as a result of a breach of any of the representations made under Section 4.1.9 of the Loan Agreement or a breach of any negative covenants contained in Section 5.2.9 of the Loan Agreement.
Section 9.4    Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower’s consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.
Section 9.5    Environmental Indemnity. Simultaneously with this Security Instrument, Borrower and Guarantor have executed that certain Environmental Indemnity. The obligations of Borrower and Guarantor under the Environmental Indemnity are not part of the Debt and are not secured by this Security Instrument.
ARTICLE X - WAIVERS
Section 10.1    Waiver of Counterclaim. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.
Section 10.2    Marshalling and Other Matters. To the extent permitted by applicable law, Borrower hereby waives the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further,

Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law, and hereby waives any defense Borrower might assert or have by reason of Lender’s failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Lender.
Section 10.3    Waiver of Notice. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.
Section 10.4    Waiver of Statute of Limitations. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.
Section 10.5    Survival. The indemnifications made pursuant to Sections 9.1, 9.2 and 9.3 herein shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender’s interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender’s rights and remedies pursuant hereto including foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.
Section 10.6    Trial by Jury. TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

ARTICLE XI - EXCULPATION
The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.
ARTICLE XII - NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.
ARTICLE XIII - APPLICABLE LAW
Section 13.1    Governing Law. This Security Instrument shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.
Section 13.2    Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.
Section 13.3    Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.
ARTICLE XIV - DEFINITIONS
All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees,” “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.
ARTICLE XV - MISCELLANEOUS PROVISIONS
Section 15.1    No Oral Change. This Security Instrument, and any provisions hereof, including the provisions of this Section, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Security Instrument; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Security Instrument; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Security Instrument.
Section 15.2    Successors and Assigns. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.
Section 15.3    Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.
Section 15.4    Headings, Etc. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
Section 15.5    Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.
Section 15.6    Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.
Section 15.7    Entire Agreement. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.
Section 15.8    Limitation on Lender’s Responsibility. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”
Section 15.9    Rules of Construction. The following rules of construction shall be applicable for all purposes of this Security Instrument and all documents or instruments supplemental hereto, unless the context otherwise clearly requires:
(a)    The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to”;
(b)    any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa;
(c)    all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Security Instrument;
(d)    the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”;
(e)    the words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Security Instrument refer to this Security Instrument as a whole and not to any particular provision or section of this Security Instrument;
(f)    an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender;
(g)    No inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document;
(h)    The cover page (if any) of, all recitals set forth in, and all Exhibits to, this Security Instrument are hereby incorporated herein; and
(i)    Wherever Lender’s judgment, consent, approval or discretion is required under this Security Instrument or any other Loan Document for any matter or thing or Lender shall have an option, election, or right of determination or any other power to decide any matter relating to the terms and conditions of this Security Instrument, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised. Such Decision Power and each other power granted to Lender upon this Security Instrument or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer and/or attorney-in-fact), and Borrower hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent. Without limiting the generality of the foregoing, any authorized agent of Lender (including any servicer and/or attorney-in-fact) is hereby specifically authorized to remove a trustee and select and appoint a successor trustee.
Section 15.10    Duplicate Originals; Counterparts. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
Section 15.11     Lender’s Right to Subordinate. Lender may, at its election, subordinate the lien of this Security Instrument and any or all of Lender’s rights, titles or interests hereunder to any lien, leasehold interest, easement, plat, covenant, restriction, dedication, encumbrance or other matter affecting the Property or any part thereof by recording a written declaration of such subordination in the office of the register or recorder of deeds or similar filing officer for the county in which the Land is located. If foreclosure sale occurs hereunder after the recording of any such declaration, the title received by the purchaser at such sale shall be subject to the matters specified in such declaration, but such declaration shall not otherwise affect the validity or terms of this Security Instrument or any other Loan Document or the priority of any lien or security interest created hereunder or under any other Loan Document. Without limitation of the foregoing, Lender shall have the right to unilaterally modify any Loan Document to release any lien on any portion of the Property.
ARTICLE XVI –- STATE-SPECIFIC PROVISIONS
Section 16.1    Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article XVI and the terms and conditions of this Security Instrument, the terms and conditions of this Article XVI shall control and be binding.
Section 16.2    Seal. This Security Instrument is made under Seal.
Section 16.3    Maturity Date. The maturity date of the Note secured by this Security Instrument is July 1, 2027.
Section 16.4    ADDITIONAL WAIVERS. BORROWER EXPRESSLY WAIVES THE FOLLOWING: (A) NOTICE AND HEARING: ANY RIGHT BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE

EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO LENDER BY THIS SECURITY INSTRUMENT, AND BORROWER WAIVES BORROWER’S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE UNDER POWER DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECURITY INSTRUMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT PRIOR NOTICE OR JUDICIAL HEARING OR BOTH; AND (B) ALL HOMESTEAD EXEMPTION RIGHTS, IF ANY, WHICH BORROWER OR BORROWER’S FAMILY MAY HAVE PURSUANT TO THE CONSTITUTION AND LAWS OF THE UNITED STATES, THE STATE OF GEORGIA OR ANY OTHER STATE OF THE UNITED STATES, IN AND TO THE PROPERTY AS AGAINST THE COLLECTION OF THE DEBT, OR ANY PART THEREOF. ALL WAIVERS BY BORROWER IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY BY BORROWER, AFTER BORROWER HAS BEEN AFFORDED AN OPPORTUNITY TO BE INFORMED BY COUNSEL OF BORROWER’S CHOICE AS TO POSSIBLE ALTERNATIVE RIGHTS. BORROWER’S EXECUTION OF THIS SECURITY INSTRUMENT SHALL BE CONCLUSIVE EVIDENCE OF THE MAKING OF SUCH WAIVERS AND THAT SUCH WAIVERS HAVE BEEN INVOLUNTARILY, INTELLIGENTLY AND KNOWINGLY MADE.
Section 16.5    Construction. Notwithstanding anything to the contrary herein, the term “mortgage” shall mean “to convey” or “deed to secure debt” as the context indicates. Each and every reference herein to the “lien of this Security Instrument” or words of similar effect, shall be deemed to refer to security title conveyed by this instrument.
Section 16.6    Time is of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Security Instrument, the Note and any and all other Loan Documents.
Section 16.7    Severability. If any provisions of this Security Instrument or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, then (a) the remainder of this Security Instrument and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law, and (b) the provision or provisions hereof held to be invalid or unenforceable shall be reformed to the extent necessary to become valid and enforceable, consistent with the purpose and intent of Borrower and Lender with respect thereto.
Section 16.8    Attorney Fees. Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, (i) “reasonable attorneys' fees,” “reasonable counsel's fees,” “attorneys’ fees” and other words of similar import, are not, and shall not be statutory attorneys' fees under the Official Code of Georgia (“O.C.G.A.”) Section 13-1-11, (ii) if, under any circumstances Borrower is required hereunder to pay any or all Lender’s attorneys' fees and expenses, howsoever described or referenced, Borrower shall be responsible only for reasonable legal fees and out of pocket expenses actually incurred by Lender at customary hourly rates actually charged to Lender for the work done, and (iii) Borrower shall not be liable under any circumstances for additional attorneys’ fees or expenses, howsoever described or referenced, under O.C.G.A. Section 13-1-11.

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IN WITNESS WHEREOF, this Security Instrument has been executed under seal by Borrower as of the day and year first above written.
DCII-250 WILLIAMS STREET NW, LLC,
a Delaware limited liability company

By:    Carter Validus Operating Partnership II, LP,
a Delaware limited partnership,
its Sole Member

By:    Carter Validus Mission Critical REIT II, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Lisa Collado            [SEAL]
Name: Lisa Collado
Title: Authorized Agent

Signed sealed and delivered in the presence of: /s/ Patrice M. Wolfe Unofficial Witness /s/ Lisa A. Clarke Notary Public (affix Notary Commission and Expiration Date of Seal)

SIGNATURE PAGE TO DEED TO SECURE DEBT

EXHIBIT A
LEGAL DESCRIPTION
Parcel One:
All that tract or parcel of land lying and being in Land Lot 78 of the 14th District of Fulton County, Georgia and being more particularly described as follows:
Beginning at the point of intersection of the northern right-of-way line of Harris Street (having a 60-foot right-of-way) with the western right-of-way line of Williams Street (having a 60-foot right-of-way), and running thence North 89 degrees 49 minutes 42 seconds West, along said right-of-way line of Harris Street, a distance of 387.30 feet to the point of intersection of said right-of-way line of Harris Street with the eastern right-of-way line of Centennial Olympic Park Drive f/k/a Techwood Drive (having a 60-foot right-of-way); thence North 00 degrees 44 minutes 41 seconds East, along said right-of-way line of Centennial Olympic Park Drive f/k/a Techwood Drive, a distance of 407.09 feet to the point of intersection of right-of-way line of Centennial Olympic Park Drive f/k/a Techwood Drive with the southern right-of-way line of Baker Street (having a 60-foot right-of-way); thence South 89 degrees 31 minutes 45 seconds East, along said right-of-way line of Baker Street, a distance of 385.21 feet to the point of intersection of said right-of-way line of Baker Street with said right-of-way line of Williams Street; thence South 00 degrees 27 minutes 07 seconds West, along said right-of-way line of Williams Street, a distance of 145.22 feet to a point on said right-of-way line of Williams Street; thence leaving said right-of-way line of Williams Street, and running North 89 degrees 31 minutes 49 seconds West a distance of 115.00 feet to a point; thence South 00 degrees 28 minutes 11 seconds West a distance of 31.34 feet to a point; thence North 89 degrees 31 minutes 49 seconds West a distance of 9.94 feet to a point; thence South 00 degrees 34 minutes 51 seconds West a distance of 33.42 feet to a point; thence South 89 degrees 01 minute 59 seconds East a distance of 125.03 feet to a point on sad right-of-way line of Williams Street; thence South 00 degrees 27 minutes 07 seconds West, along said right-of-way line of Williams Street, a distance of 194.00 feet to the Point of Beginning.
The above-described property is shown as 3.42050 acres on and is described according to plat of survey prepared for JPMorgan Chase Bank, N.A., its successors and assigns, J.P. Morgan Mortgage Capital Inc., 250 Williams Street LLC and Piedmont Title Insurance Agency, Inc. as agent for First American Title Insurance Company, by V.T. Hammond, Georgia Registered Land Surveyor No. 2554, Watts & Browning Engineers, Inc., dated June 15, 1998, last revised August 20, 2007, which said plat of survey is incorporated herein by this reference and made a part of this description.

Parcel Two: Ground Lease
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 78 OF THE 14TH DISTRICT OF FULTON COUNTY, GEORGIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT LOCATED ON THE WESTERN RIGHT-OF-WAY LINE OF WILLIAMS STREET (HAVING A 60-FOOT RIGHT-OF-WAY), SAID POINT BEING LOCATED NORTH 00 DEGREES 27 MINUTES 07 SECONDS EAST A DISTANCE OF 194.00 FEET, AS MEASURED ALONG SAID RIGHT-OF-WAY OF WILLIAMS STREET, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY LINE OF WILLIAMS STREET WITH THE NORTHERN RIGHT-OF-WAY LINE OF HARRIS STREET (HAVING A 60-FOOT RIGHT-OF-WAY); AND RUNNING THENCE NORTH 89 DEGREES 01 MINUTE 59 SECONDS WEST A DISTANCE OF 125.03 FEET TO A POINT; THENCE NORTH 00 DEGREES 34 MINUTES 51 SECONDS EAST A DISTANCE OF 33.42 FEET TO A POINT; THENCE SOUTH 89 DEGREES 31 MINUTES 49 SECONDS EAST A DISTANCE OF 9.94 FEET TO A POINT; THENCE NORTH 00 DEGREES 28 MINUTES 11 SECONDS EAST A DISTANCE OF 31.34 FEET TO A POINT; THENCE SOUTH 89 DEGREES 31 MINUTES 49 SECONDS EAST A DISTANCE OF 115.00 FEET TO A POINT ON SAID RIGHT-OF-WAY LINE OF WILLIAMS STREET; THENCE SOUTH 00 DEGREES 27 MINUTES 07 SECONDS WEST, ALONG SAID RIGHT-OF-WAY LINE OF WILLIAMS STREET, A DISTANCE OF 65.84 FEET TO THE POINT OF BEGINNING.
Parcel Three:
EASEMENTS AND OTHER INTERESTS IN REAL PROPERTY CONTAINED IN THAT CERTAIN BRIDGE AGREEMENT BETWEEN THE CITY OF ATLANTA, THE ATLANTA APPAREL MART AND INFORUM, LTD., DATED AUGUST 31, 1987, RECORDED IN DEED BOOK 11051. PAGE 100, AFORESAID RECORDS; AS RE-RECORDED IN DEED BOOK 11128, PAGE 89. AFORESAID RECORDS; AGREEMENT BETWEEN THE ATLANTA APPAREL MART AND INFORUM ASSOCIATES, DATED OCTOBER 20, 1987, RECORDED IN DEED BOOK 11131, PAGE 319. AFORESAID RECORDS; AS MODIFIED BY AGREEMENT RE MODIFICATION OF BRIDGE AGREEMENT BETWEEN AMC. INC. AND EQUITABLE LIFE ASSURANCE OF THE UNITED STATES, DATED APRIL 22, 1999, RECORDED IN DEED BOOK 26975, PAGE 81, AFORESAID RECORDS.

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